SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 31, 2000



                             SKREEM.COM CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                            ------------------------
                            (Commission file number)

            Nevada                                      62-1655508
--------------------------------          --------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)


              200 South Knowles Avenue, Winter Park, Florida 32790
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (407) 622-2040
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




               ---------------------------------------------------
              (Former name, former address and formal fiscal year,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On July 31, 2000, Skreem.com Corporation (the "Company") completed its acquisition of Imperial Furnishings Corporation, a newly formed Florida company ("Imperial"). Imperial is a split off of Imperial Furnitures Co. of Orlando, Florida ("IFC"), a manufacturer of furniture for the hotel industry. Imperial will market furniture both for IFC and other manufacturers and will be managed by Richard J. Sevilla, the chairman and chief executive officer of IFC.

     The Company is acquiring 100% of the issued and outstanding shares of Imperial in exchange for 500,000 shares of the Company's common stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SKREEM.COM CORPORATION
                                           By: /s/ Thomas Tedrow
                                               ----------------------
                                           Thomas Tedrow, President and
                                           Chief Executive Officer

Date: July 31, 2000

                              Acquisition Agreement
                                  July 11, 2000

     This is an acquisition agreement by and between Skreem.com Corporation (hereafter known as "SKREEM"), AND Imperial Furnishings Corporation (hereafter known as "IMPERIAL"), a Florida corporation incorporated on June 7, 2000.

Witness:

     Whereas, stockholders are desirous of causing the exchange of the common stock of IMPERIAL, which stock is expected to represent all of the outstanding stock of IMPERIAL in a tax-free exchange for restricted common stock of SKREEM upon the terms and conditions set forth herein, and;

     Whereas, SKREEM is desirous of issuing certain of its authorized but previously unissued shares of restricted, voting common stock, to Stockholders in exchange for their shares of IMPERIAL common stock upon the terms and conditions more specifically set forth herein.

     Now therefore, in consideration of the mutual promises contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledge, it is hereby agreed as follows:

1.   WHOLLY OWNED SUBSIDIARY

     IMPERIAL shall become a wholly owned subsidiary of SKREEM.

2.   RICHARD SEVILLA TITLE

     Richard Sevilla shall be President of the subsidiary, Imperial Furnishings Corporation. Compensation will be 30% of the net profits of the subsidiary, paid after all US and PRC taxes, titles, license fees, legal, accounting, administrative and marketing costs.

3.   TRANSFER OF LICENSES

     IMPERIAL shall transfer all existing contracts as projects, including those on the Addendum A list to the wholly owned subsidiary corporation.

4.   STOCK EXCHANGE:

     SKREEM shall issue FIVE HUNDRED THOUSAND SHARES (500,000) shares of its restricted common stock ("Stock"), valued at Five Dollars per share, and 500,000 warrants at Five Dollars a share, in connection with the reorganization. Such Stock is intended to be issued in exchange for all of the issued and outstanding common stock of IMPERIAL. IMPERIAL shall provide a share and warrant distribution list upon closing.

     This transaction shall constitute a tax-free reorganization in accordance with Section 368 (a) (1) (B) of the Imperial Revenue Code and shall only be closed in the event SKREEM is able to acquire 100% of the outstanding common stock of IMPERIAL.

     The restricted shares of common stock to be issued to Stockholders shall be investment (restricted) shares and shall be appropriately legended. The restricted nature of the shares as referred to herein has reference to Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. Said shares are restricted in the sense that they are not purchased with a view to public distribution and may be resold in a public sale only upon registration or upon compliance with the terms of Rule 144 or any other appropriate exemption from registration under the securities Act of 1933, as amended.

5.   SPIN OFF

     SKREEM agrees to use best efforts to spin-off IMPERIAL as a separate public company within twenty four months for the closing of this agreement. Richard Sevilla, the founder of IMPERIAL, shall receive 15% of the issued shares of the new public company.

6.   STOCKHOLDERS APPROVAL:

     A. This transaction must be approved by a majority vote of stockholders and by the Board of Directors of SKREEM. This agreement is contingent upon the transfer of projects in Addendum A to the subsidiary corporation. Upon approval by the Board and shareholders, Imperial Furnishings Corporation will become a wholly-owned subsidiary of the company.

     B. IMPERIAL shall be in good standings as a corporation with the state of Nevada and in each jurisdiction in which it does business. IMPERIAL shall be free from any material pending or threatened litigation, claims, or contingent liabilities. IMPERIAL will provide audited financials as of 6/30/00.

7.   CLOSING:

     Subject to the foregoing, a closing shall be held with regard to this proposed transaction within thirty days of the signing of this acquisition agreement. At the closing IMPERIAL shall deliver certified copies of minutes of a meeting of the Stockholders and the Board of Directors authorizing and approving the transaction.

8.   RELEASE OF INFORMATION:

     Within seven days of signing this acquisition agreement, a disclosure release shall be sent out by the SKREEM attorney. No party hereto shall release any information to the public or the media without the consent of SKREEM. SKREEM must approve all text released abut this transaction.

9.   COSTS:

     Each party will pay their own legal and accounting fees to close this transaction.

10.  INDEMNIFICATION:

     Both parties agree to indemnify the other for any legal proceedings, debts, taxes and any other political subdivision thereof which may exist prior to this closing. The acquisition will be for the total issue of IMPERIAL's outstanding stock.

     In witness whereof, the parties hereto have executed this agreement as of the day and year noted below.


Skreem.com Corporation

By: /s/ Tom Tedrow
   ----------------------
Date: June 11, 2000
     --------------------
Witness: /s/ Linda Martin
        -----------------


Imperial Furnishings Corporation

By: /s/
    -----------------------
Date: June 11, 2000
     ----------------------
Witness:
        -------------------